EXHIBIT 99.1

CUSIP NO. 928555S101

AGREEMENT OF JOINT FILING

The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1(k)(1) of the Securities and Exchange Act of 1934, as amended, with respect to the American Depositary Shares, each representing one share of Preferred Stock, of Vivo Participaçoes S.A.  Each of the undersigned further agrees and acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED: January 15, 2008	REPORTING PERSON:

Cyrte Investments B.V.
/s/ Gaylord Macnack
By: Gaylord Macnack, attorney-in-fact*

Cyrte Investments GP III B.V.
/s/ Gaylord Macnack
By: Gaylord Macnack, attorney-in-fact*

Cyrte Fund III C.V.
/s/ Gaylord Macnack
By: Gaylord Macnack, attorney-in-fact*

Aviva plc
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva Group Holdings Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva International Insurance Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva Insurance Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva International Holdings Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

CGU International Holdings B.V.
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Delta Lloyd N.V.
/s/ Pien Stevens
By: Pien Stevens, attorney-in-fact**

* Signed pursuant to powers of attorney, dated December 19, 2007, included as Exhibit 99.2 to Amendment No. 2 to the statement on Schedule 13D filed with the Securities and Exchange Commission on December 20, 2007 by the Reporting Persons.

** Signed pursuant to power of attorney, dated January 15, 2008, included as Exhibit 99.2 to this Amendment No. 3 to the statement on Schedule 13D by the Reporting Persons.